Exhibit 99.1

La Rosa Holdings Corp. and Subsidiaries

Notes to the Unaudited Pro Forma Consolidated Financial Information

On February 4, 2026, La Rosa Holdings Corp. (the “Company”) completed the sale of its Membership Interest in Horeb Kissimmee Realty LLC, a Florida limited liability company (“LR Kissimmee”), as defined and further described in Note 1 - Description of the Disposition. The unaudited pro forma consolidated financial information is intended to illustrate the pro forma effects of the disposition of LR Kissimmee and other transaction accounting adjustments and was prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information.

The unaudited pro forma consolidated financial information has been derived from the Company’s historical audited and unaudited consolidated financial statements and reflects certain assumptions and transaction accounting adjustments that management believes are reasonable under the circumstances and based on the information available, as further described in Note 3 - Adjustments to the Unaudited Pro Forma Consolidated Financial Information.

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024, reflect the disposition of LR Kissimmee as if it had closed on January 1, 2024 (refer to Note 2 – Basis of Presentation, for further discussion).

The unaudited pro forma consolidated financial information should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma consolidated financial information;

●	The Company’s historical audited consolidated financial statements and accompanying notes for the year ended December 31, 2024, which were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), included in the Company’s annual report on Form 10-K; and

●	The Company’s historical unaudited condensed consolidated financial statements and accompanying notes for the nine months ended September 30, 2025, which were prepared in accordance with U.S. GAAP, included in the Company’s quarterly report on Form 10-Q

●	The unaudited pro forma consolidated financial information is provided for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company’s results of operations would have been had the Company operated historically as an independent organization separate from LR Kissimmee, or if the disposition had occurred on the date indicated. Additionally, the unaudited pro forma consolidated financial information should not be considered representative of the Company’s future consolidated results of operations.

La Rosa Holdings Corp. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2025

		Transaction Accounting Adjustments
	As Reported	Removal of LR Kissimmee Membership Interest (a)	Notes	Pro Forma
Assets
Current assets:
Cash	$3,992,896	$(586,542)		$3,406,354
Restricted cash	2,396,268	46,199		2,442,467
Accounts receivable, net of allowance for credit losses	799,385	(61,257)	(d)	738,128
Other current assets	34,669	—		34,669
Total current assets	7,223,218	(601,600)		6,621,618

Noncurrent assets:
Restricted cash, net of current	46,199	(46,199)		-
Property and equipment, net	6,879	(2,322)		4,557
Right-of-use asset, net	1,104,403	(5,369)		1,099,034
Intangible assets, net	5,256,913	(1,274,674)		3,982,239
Goodwill	8,012,331	(2,217,170)		5,795,161
Other long-term assets	40,250	—		40,250
Total noncurrent assets	14,466,975	(3,545,734)		10,921,241
Total assets	$21,690,193	$(4,147,334)		$17,542,859
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,006,747	$(396,736)	(c)	$1,610,011
Accrued expenses	780,665	(1,158)		779,507
Contract liabilities	72,485	(20,212)		52,273
Security deposits and escrow payable	2,396,268	46,199		2,442,467
Accrued acquisition cash consideration	60,000	—		60,000
Notes payable, current	148,757	—		148,757
Lease liability, current	514,731	(3,922)		510,809
Total current liabilities	5,979,653	(375,829)		5,603,824

Noncurrent liabilities:
Note payable, net of current	9,321,562	(150,000)	(d)	9,171,562
Security deposits and escrow payable, net of current	46,199	(46,199)		-
Lease liability, noncurrent	625,637	(7,640)		617,997
Other liabilities	2,950	—		2,950
Total non-current liabilities	9,996,348	(203,839)		9,792,509
Total liabilities	15,976,001	(579,668)		15,396,333

Commitments and contingencies (Note 6)

Stockholders’ equity:
Preferred stock - $0.0001 par value; 50,000,000 shares authorized; 2,000 Series X shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	—	—		—
Preferred stock - $0.0001 par value; 50,000,000 shares authorized; 6,000 and 0 Series B shares issued and outstanding at September 30, 2025 and December 31, 2024	1	—		1
Common stock - $0.0001 par value; 2,050,000,000 shares authorized; 12,247 and 2,731 issued and outstanding at June 30, 2025 and December 31, 2025, respectively	—	—		—

Additional paid-in capital	50,942,905	—		50,942,905
Accumulated deficit	(49,385,392)	(1,642,163)		(51,027,555)
Total stockholders’ equity – La Rosa Holdings Corp. shareholders	1,557,514	(1,642,163)		(84,649)
Noncontrolling interest in subsidiaries	4,156,678	(1,925,503)		2,231,175
Total stockholders’ equity	5,714,192	(3,567,666)		2,146,526
Total liabilities and stockholders’ equity	$21,690,193	$(4,147,334)		$17,542,859

La Rosa Holdings Corp. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Nine Months September 30, 2025

		Transaction Accounting Adjustments
	As Reported Nine Months Ended September 30, 2025	Removal of LR Kissimmee Membership Interest (a)	Notes	Pro Forma Nine Months Ended September 30, 2025
Revenue	$52,076,658	$(9,199,092)	(b)	$42,877,566

Cost of revenue	46,978,581	(8,367,157)		38,611,424

Gross profit	5,098,077	(831,935)		4,266,142

Operating expenses:
Sales and marketing	1,326,859	(45,060)		1,281,799
General and administrative	11,146,500	(773,721)	(b)	10,372,779
Stock-based compensation — general and administrative	4,744,012	3		4,744,015
Total operating expenses	17,217,371	(818,778)		16,398,593

Loss from operations	(12,119,294)	(13,157)		(12,132,451)
Other income (expense):
Interest expense, net	(361,381)	4,747	(c)	(356,634)
Gain (loss) on extinguishment of debt	3,961,075	—		3,961,075
Amortization of debt discount	(63,160)	—		(63,160)
Change in fair value of derivative liability	899,874	—		899,874
(Loss) gain on issuance of senior secured convertible note and warrants	(128,836,250)	—		(128,836,250)
Change on fair value of convertible note and warrants	31,168,496	—		31,168,496
Gain on settlement of incremental warrants	82,299,000	—		82,299,000
Other income, net	271,281	—		271,281
Loss before provision for income taxes	(22,780,359)	(8,410)		(22,788,769)
Benefit from income taxes	—	—		—
Net loss	(22,780,359)	(8,410)		(22,788,769)
Less: Net income (loss) attributable to noncontrolling interests in subsidiaries	49,714	(63,357)		(13,643)
Net loss after noncontrolling interest in subsidiaries	(22,830,073)	54,947		(22,775,126)
Less: Deemed dividend	275,264	—		275,264
Net loss attributable to common stockholders	$(23,105,337)	$54,947		$(23,050,390)

Loss per share of common stock attributable to common stockholders
Basic and diluted	$(3,264.12)			$(3,256.35)

Weighted average shares used in computing net loss per share of common stock attributable to common stockholders
Basic and diluted	7,079			7,079

La Rosa Holdings Corp. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2024

		Transaction Accounting Adjustments
	As Reported Year Ended December 31, 2024	Removal of LR Kissimmee Membership Interest (a)	Notes	Pro Forma Year Ended December 31, 2024
Revenue	$58,682,139	$(11,532,108)	(b)	$47,150,031

Cost of revenue	52,728,860	(10,726,283)		42,002,577

Gross profit	5,953,279	(805,825)		5,147,454

Operating expenses:
Sales and marketing	1,007,077	(64,513)		942,564
General and administrative	10,625,551	(908,230)	(b)	9,717,321
Stock-based compensation — general and administrative	4,730,355	—		4,730,355
Impairment of goodwill	787,438	—		787,438
Total operating expenses	17,150,421	(972,743)		16,177,678

Loss from operations	(11,197,142)	166,918		(11,030,224)
Other income (expense)
Interest expense, net	(403,397)	5,320	(c)	(398,077)
Loss on extinguishment of debt	(777,558)	—		(777,558)
Amortization of debt discount	(649,138)	—		(649,138)
Change in fair value of derivative liability	(1,338,506)	—		(1,338,506)
Other income, net	15,745	—		15,745
Loss before provision for income taxes	(14,349,996)	172,238		(14,177,758)
Benefit from income taxes	—	—		—
Net loss	(14,349,996)	172,238		(14,177,758)
Less: Net income (loss) attributable to noncontrolling interests in subsidiaries	97,567	(43,535)		54,032
Net loss after noncontrolling interest in subsidiaries	(14,447,563)	215,773		(14,231,790)
Less: Deemed dividend	1,476,044	-		1,476,044
Net loss attributable to common stockholders	$(15,923,607)	$215,773		$(15,707,834)

Loss per share of common stock attributable to common stockholders
Basic and diluted	$(6,299.41)			$(6,214.05)

Weighted average shares used in computing net loss per share of common stock attributable to common stockholders
Basic and diluted	2,528			2,528

Note 1 — Description of the Disposition

On February 4, 2026 (the “Effective Date”), La Rosa Holdings Corp. (the “Company”) entered into, and closed the transaction (the “Transaction”) provided for under a Membership Interest Purchase Agreement (the “Sale Agreement”) by and among the Company, the buying member (the “Buyer”) and Horeb Kissimmee Realty LLC, a Florida limited liability company (“LR Kissimmee”), pursuant to which the Company sold the Company’s pre-Transaction 51% membership interest (the “Interest”) in LR Kissimmee to Buyer, LR Kissimmee’s pre-Transaction 49% owner.

Note 2 – Basis of Presentation

The historical audited and unaudited consolidated financial statements have been adjusted in the unaudited pro forma consolidated financial information to reflect certain transaction accounting adjustments related to the disposition of LR Kissimmee as described above in Note 1 - Description of the Disposition.

The unaudited pro forma consolidated financial information and accompanying notes have been prepared for informational purposes only, in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated statements of operations for the years ended September 30, 2025, and December 31, 2024, reflect the disposition of LR Kissimmee as if it had closed on January 1, 2025 (refer to Note 1 – Basis of Presentation, for further discussion).

An unaudited condensed consolidated balance sheet is provided in the pro forma consolidated financial information as of September 30, 2025.

Note 3 – Adjustments to the Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Company. Certain assumptions regarding the operations of the Company have been made in connection with the preparation of the unaudited pro forma consolidated financial information. These adjustments and assumptions are as follows:

(a)	Reflects adjustments to remove LR Kissimmee membership interest.

(b)	Reflects all revenue, general and administrative expenses of LR Kissimmee, except for certain contractual franchise agreements that will remain.

(c)	Reflects certain debts from the Small Business Administration to be acquired by the buyer and reduce overall interest expenses.

(d)	Reflects adjustments removing accounts receivable and accounts payable as these are transferred with the membership interest.

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